UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

July 12, 2011

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34430	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
On July 12, 2011 (July 13, 2011 local time) , the Annual Meeting of Stockholders of the Company was held at the corporate offices of SinoHub, Inc. at 6/F, Building 51, Road 5, Qiongyu Blvd., Technology Park, Nanshan District, Shenzhen, People’s Republic of China 518057.

(b)	Henry T. Cochran, Lei Xia, Daniel Chi Keung Lui, Jeff Qi He and Ted Liangche Shen were elected at the Annual Meeting to serve as directors of the Company.

The following reflects the votes tabulated for the director nominees:

Proposal 1. To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Nominee	For	Withheld Authority

Henry T. Cochran	17,497,662	90,799
Lei Xia	17,496,027	80,984
Daniel Chi Keung Lui	17,480,235	82,193
Jeff Qi He	17,482,444	80,334
Ted Liangche Shen	17,485,455	80,334

(c)	Baker Tilly Hong Kong Limited, was ratified as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011.

The following reflects the votes tabulated for the ratification of Appointment of Independent Registered Public Accounting Firm:

	For	Against	Abstain
Proposal # 2	29,104,284	342,072	211,319

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOHUB, INC.

Dated: July 18, 2011	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

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